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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-4
(Registration No. 333-     ) of our report dated February 27, 1997, on our
audits of the consolidated financial statements of Greater Bay Bancorp and Subsidiaries. We also consent to the reference to our firm under the heading "Experts."

San Francisco, California
October 2, 1997